Exhibit 99.4

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER SUCH ACT AND SECURITIES LAWS.

PSM HOLDINGS, INC.

(A DELAWARE CORPORATION)

10% CONVERTIBLE PROMISSORY NOTE

$125,000.00	February 8, 2016
Oklahoma City, Oklahoma

FOR VALUE RECEIVED, PSM HOLDINGS, INC. (the “Borrower”), hereby unconditionally promises to pay to the order of JAMES MILLER (the “Holder”), the principal sum of One Hundred Twenty Five Thousand U.S. Dollars (the “Principal Amount”), together with accrued and unpaid interest thereon (as provided below).

This 10% Convertible Promissory Note (the “Note”) is made by the Borrower in favor of Holder for purposes of providing ongoing working capital funding to Borrower and its operating subsidiary.

This Note is made and issued by the Company pursuant to the terms of a Loan Agreement between the Borrower and the Holder dated February 8, 2016 (the “Loan Agreement”).

In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.

1.           Interest Rate and Repayment of Principal Amount. The Principal Amount outstanding under this Note shall accrue interest at the rate of TEN PERCENT (10%) per annum beginning on February 8, 2016 (“Issuance Date”). Interest shall be calculated on the basis of a year of 365 days regardless of the total days the loan is outstanding. The Principal Amount and all then-accrued and unpaid interest of $12,500 shall be payable on May 8, 2016 (the “Maturity Date”).

2.            Repayment Extension. If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Oklahoma are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest under this Note.

3.            Manner and Application of Payments. All payments due hereunder shall be paid in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, in immediately available funds, without offset, deduction or recoupment. Any payment by check or draft shall be subject to the condition that any receipt issued therefor shall be ineffective unless the amount due is actually received by the Holder. Each payment shall be applied first to the payment of any and all costs, fees and expenses incurred by or payable to the Holder in connection with the collection or enforcement of this Note, second to the payment of all unpaid late charges (if any), third, to the payment of all accrued and unpaid interest hereunder and fourth, to the payment of the unpaid Principal Amount, or in any other manner which the Holder may, in its sole discretion, elect from time to time.

4.            Conversion. Subject to and in compliance with, the provisions contained herein, the Holder is entitled, at his option, at any time prior to the Maturity Date, or in case this Note or some portion hereof shall have been called for prepayment prior to such date, then, in respect of this Note or such portion hereof, until and including, but not after, the close of business within 30 days of the date of notice of prepayment, to convert the original principal amount of this Note (or any portion thereof), together with accrued but unpaid interest thereon, into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock (the “Shares”) of the Borrower by surrender of this Note, duly endorsed (if so required by the Borrower) or assigned to the Borrower or in blank, to “PSM Holdings, Inc.” at its offices, accompanied by written notice to the Borrower, in the form set forth below, that the holder hereof selects to convert this Note or, if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. Such conversion shall be effected at the per share rate of Common Stock sold pursuant to a Qualified Offering by the Borrower. For purposes of this Section 4, the term “Qualified Offering” shall mean one or more offerings (whether or not proceeds are received by the Borrower pursuant to such offering) of debt or equity securities of the Borrower to non-affiliates in the aggregate amount of at least $1,000,000 commenced after the Issuance Date. The conversion price shall be determined by the lowest of the offering price per common share, or the conversion or exercise price for common stock, in any such Qualified Offering. No fractions of Shares will be issued on conversion, but instead of any fractional interest, the Maker will pay cash adjustments as provided herein.

5.            Prepayment Penalty. Borrower agrees that all interest charges are earned fully as of the date of the Loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Upon prepayment of this Note, or any portion hereof, Holder is entitled to the full amount of interest due on this Note through the Maturity Date, regardless of the actual date of prepayment.

6.            Events of Default; Remedies.

(a)     Events of Default. Each of the following events shall constitute an “Event of Default” under this Note if such event has not been cured within 15 days of written notice of such event to the Borrower: (i) failure of the Borrower to pay any principal or other amount due hereunder when due, or failure of the Borrower to comply with the other terms, covenants or conditions contained in this Note; (ii) the commencement, whether voluntary or involuntary, of a case under the laws of the United States, or any other proceeding or action seeking reorganization, liquidation, dissolution or other relief under bankruptcy or insolvency statutes or similar laws, or the appointment of a receiver, trustee or custodian for the Borrower or all or a material portion of the Borrower’s assets or property; or (iii) the dissolution, liquidation, or winding-up of the Borrower. Notwithstanding the foregoing, a merger or consolidation approved in advance in writing by the Holder with a company that assumes responsibility for all obligations of the Borrower under this Note, and is approved in writing in advance of such event by the Holder, shall not constitute an Event of Default.

(b)     Remedies. Upon the occurrence of an Event of Default, and without demand or notice of any kind: (i) all outstanding amounts under this Note (including the outstanding Principal Amount plus any accrued and unpaid interest less any principal payments previously made) shall become immediately due and payable; and (ii) the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

(c)     Remedies Cumulative. Each right, power and remedy of the Holder hereunder shall be cumulative and concurrent, and the exercise or beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Holder of any or all such other rights, powers or remedies. No failure or delay by the Holder to insist upon the strict performance of any one or more provisions of this Note or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof or preclude the Holder from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, or other amounts payable on demand, the Holder shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note or other amounts payable on demand, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note.

(d)     Costs of Collection. If this Note is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, the Borrower agrees to pay to the Holder upon demand all reasonable costs and expenses, including, without limitation, all reasonable attorneys’ fees and court costs incurred by the Holder in connection with the enforcement or collection of this Note (whether or not any action has been commenced by the Holder to enforce or collect this Note) or in successfully defending any counterclaim or other legal proceeding brought by the Borrower contesting the Holder’s right to collect the outstanding Principal Amount and/or interest thereon. The obligation of the Borrower to pay all such costs and expenses shall not be merged into any judgment by confession against the Borrower. All of such costs and expenses shall bear interest at the higher of the rate of interest provided herein from the date of payment by the Holder until repaid in full.

7.            Subsequent Holders. This Note is not transferrable, in whole or in part, by its holder, except with the written consent of the Borrower, which consent shall not be unreasonably withheld. In the event that any holder of this Note transfers this Note for value, the Borrower agrees that except with respect to subsequent holders with actual knowledge of a claim or defense, no subsequent holder of this Note shall be subject to any claims or defenses which Borrower may have against a prior holder (which claims or defenses are not waived as to prior holders), all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all of the rights of a holder in due course with respect to the Borrower even though the subsequent holder may not qualify, under applicable law, absent this paragraph, as a holder in due course.

8.            Miscellaneous.

(a)     Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing (including electronic format) and shall be effective (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) at the facsimile number designated below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); (iii) by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iv) upon three business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party hereto in accordance herewith.

If to Borrower at:	PSM Holdings, Inc.
1109 N. Bryant Ave., Ste. 110
Edmond, OK 73034
Attn: Kevin Gadawski, President
Facsimile No.: (405) 753-1904
Email: kgadawski@psmortgage.com

With a copy (which shall not constitute notice) to:	Ronald N. Vance
The Law Office of Ronald N. Vance & Associates, P.C.
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095
Facsimile No. (801) 446-8803
Email Address: ron@vancelaw.us

If to Holder at the contact information set forth on the Signature Page hereof.

(b)     Governing Law and Venue. This Note and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Oklahoma (without giving effect to any choice or conflict of law provisions), and any and all actions to enforce the provisions of this Note shall be brought in a court of competent jurisdiction in the State of Oklahoma and in no other place.

(c)     Severability. If any provision of this Note is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Note be construed to remain fully valid, enforceable, and binding on the parties if the essential terms and conditions of this Note for each party remain valid, binding and enforceable.

(d)     Headings. The descriptive headings of the various paragraphs or parts of this Note are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

(e)     Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, and neuter.

SIGNATURE PAGE TO NOTE

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issuance Date.

PSM HOLDINGS, INC.

By:	/s/ Kevin Gadawski
Kevin Gadawski, President and CEO

HOLDER:

Notice address:

Telephone:

E-mail:

NOTICE OF CONVERSION

PSM Holdings, Inc.

Re: Conversion of Note

Gentlemen:

The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note or the portion hereof designated, into shares of common stock of PSM Holdings, Inc., in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

Date:                          , 201___

(Signature)

FILL IN FOR REGISTRATION OF SHARES

(Printed Name)	(Social Security or other identifying number)

(Street Address)

(City, State, and ZIP Code)	Portion to be converted (if less than all)